NEWS RELEASE

The Progressive Corporation	Company Contact:
300 North Commons Blvd.	Julianna Paterra
Mayfield Village, Ohio 44143	(231) 600-3060
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS APRIL RESULTS

MAYFIELD VILLAGE, OHIO -- May 20, 2026 -- The Progressive Corporation (NYSE:PGR) today reported the following results for the month ended April 30, 2026:

	April
(millions, except per share amounts and ratios; unaudited)	2026	2025	Change
Net premiums written	$7,278	$6,837	6%
Net premiums earned	$7,112	$6,641	7%
Net income	$1,087	$986	10%
Per share available to common shareholders	$1.86	$1.68	11%
Total pretax net realized gains (losses) on securities	$402	$(3)	NM
Combined ratio	90.2	84.9	5.3	pts.
Average diluted equivalent common shares	585.3	587.7	0%
NM = Not Meaningful

	April 30,
(thousands; unaudited)	2026	2025	% Change
Policies in Force
Personal Lines
Agency – auto	11,108	10,246	8
Direct – auto	16,645	14,938	11
Special lines	7,168	6,705	7
Property	3,639	3,590	1
Total Personal Lines	38,560	35,479	9
Commercial Lines	1,207	1,174	3
Total	39,767	36,653	8

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal vehicles (auto and special lines products) and personal property insurance for homeowners and renters. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and commercial property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
For the month ended April 30, 2026
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$7,278

Revenues:
Net premiums earned	$7,112
Investment income	316
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	11
Net holding period gains (losses) on securities	391
Total net realized gains (losses) on securities	402
Fees and other revenues	101
Service revenues	51
Total revenues	7,982

Expenses:
Losses and loss adjustment expenses	5,035
Policy acquisition costs	515
Other underwriting expenses	963
Investment expenses	3
Service expenses	53
Interest expense	29
Total expenses	6,598

Income before income taxes	1,384
Provision for income taxes	297
Net income	1,087

Other comprehensive income (loss):
Change in total net unrealized gains (losses) on fixed-maturity securities	(99)
Total comprehensive income (loss)	$988

1 For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2025 audited consolidated financial statements included in our 2025 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
For the year-to-date periods ended April 30,
(millions)
(unaudited)

	Year-to-Date
	2026	2025
Net premiums written	$30,919	$29,043

Revenues:
Net premiums earned	$28,080	$26,050
Investment income	1,233	1,095
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	107	21
Net holding period gains (losses) on securities	175	(236)
Total net realized gains (losses) on securities	282	(215)
Fees and other revenues	398	390
Service revenues	177	155
Total revenues	30,170	27,475

Expenses:
Losses and loss adjustment expenses	18,862	17,143
Policy acquisition costs	2,053	1,952
Other underwriting expenses	4,011	3,626
Investment expenses	11	10
Service expenses	184	162
Interest expense	99	93
Total expenses	25,220	22,986

Income before income taxes	4,950	4,489
Provision for income taxes	1,045	936
Net income	3,905	3,553

Other comprehensive income (loss):
Change in total net unrealized gains (losses) on fixed-maturity securities	(673)	1,264
Total comprehensive income (loss)	$3,232	$4,817

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
For the month and year-to-date periods ended April 30,
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:
	April	Year-to-Date
	2026	2026	2025

Net income	$1,087	$3,905	$3,553
Per common share:
Basic	$1.86	$6.67	$6.06
Diluted	$1.86	$6.66	$6.05

Comprehensive income (loss)	$988	$3,232	$4,817
Per common share:
Diluted	$1.69	$5.51	$8.20

Average common shares outstanding - Basic	584.1	585.2	586.1
Net effect of dilutive stock-based compensation	1.2	1.3	1.6
Total average equivalent common shares - Diluted	585.3	586.5	587.7

The following table sets forth the investment results for the period:
	April	Year-to-Date
	2026	2026	2025
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.2%	0.5%	3.4%
Common stocks	10.1%	5.6%	(5.6)%
Total portfolio	0.6%	0.7%	3.1%

Pretax annualized investment income book yield	4.2%	4.1%	4.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the month ended April 30, 2026
($ in millions)
(unaudited)

Current Month
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$2,652	$3,507	$273	$6,432	$846	$7,278
% Growth in NPW	4%	9%	(3)%	7%	5%	6%
Net Premiums Earned	$2,521	$3,451	$253	$6,225	$886	$7,112
% Growth in NPE	5%	12%	(2)%	9%	(2)%	7%

GAAP Ratios
Loss/LAE ratio	69.9	71.5	70.9	70.8	69.4	70.8
Expense ratio	18.0	19.2	30.4	19.2	21.0	19.4
Combined ratio	87.9	90.7	101.3	90.0	90.4	90.2
Net catastrophe loss ratio[1]	7.0		28.9	7.9	0.5	7.0

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$24
Current accident year						32
Calendar year actuarial adjustment	$16	$19	$25	$60	$(4)	$56

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$24
All other development						65
Total development						$89

Calendar year loss/LAE ratio						70.8
Accident year loss/LAE ratio						72.1

1 Represents catastrophe losses incurred during the period, including development on prior events and the impact of reinsurance, if any, as a percent of net premiums earned. During the month, we incurred catastrophe losses primarily related to hail and thunderstorm events throughout the United States.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the year-to-date period ended April 30, 2026
($ in millions)
(unaudited)

Year-to-Date
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$10,479	$14,592	$966	$26,037	$4,879	$30,919
% Growth in NPW	5%	10%	(5)%	7%	3%	6%
Net Premiums Earned	$10,001	$13,585	$1,023	$24,609	$3,469	$28,080
% Growth in NPE	6%	13%	(1)%	10%	(4)%	8%

GAAP Ratios
Loss/LAE ratio	66.0	68.6	54.4	66.9	68.0	67.1
Expense ratio	18.1	20.8	29.6	20.1	21.4	20.3
Combined ratio	84.1	89.4	84.0	87.0	89.4	87.4
Net catastrophe loss ratio[1]	2.5		16.5	3.1	0.3	2.7

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$146
Current accident year						61
Calendar year actuarial adjustment	$65	$102	$18	$185	$22	$207

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$146
All other development						394
Total development						$540

Calendar year loss/LAE ratio						67.1
Accident year loss/LAE ratio						69.0

1 Represents catastrophe losses incurred during the year, including development on prior events and the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

April 30, 2026
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $89,982)	$89,284
Short-term investments (amortized cost: $1,034)	1,034
Total available-for-sale securities	90,318
Equity securities:
Nonredeemable preferred stocks (cost: $259)	241
Common equities (cost: $839)	4,324
Total equity securities	4,565
Total investments[2]	94,883
Net premiums receivable	17,716
Reinsurance recoverables (including $3,707 on unpaid loss and LAE reserves)	3,953
Deferred acquisition costs	2,174
Other assets	4,382
Total assets	$123,108

Unearned premiums	$28,062
Loss and loss adjustment expense reserves	44,975
Other liabilities[2]	8,840
Debt	8,386
Total liabilities	90,263
Shareholders’ equity	32,845
Total liabilities and shareholders’ equity	$123,108

Common shares outstanding	583.5
Common shares repurchased in the current month	956,615
Average cost per common share	$200.60
Book value per common share	$56.29
Trailing 12-month return on average common shareholders’ equity
Net income	35.1%
Comprehensive income	33.8%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(703)
Increase (decrease) from the previous month	$(125)
Increase (decrease) from December 2025	$(851)
Debt-to-total capital ratio	20.3%
Fixed-income portfolio duration	3.5
Weighted average credit quality	AA- .
1 As of April 30, 2026, we held certain hybrid securities and recognized a change in fair value of $5 million as a realized gain during the period we held these securities.
2 Includes $494 million of net unsettled security transactions classified in “other liabilities.”

Monthly Commentary
•The company has no additional commentary regarding April’s results.
Events
We plan to release May results on Wednesday, June 17, 2026, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the second largest personal auto insurer in the country, a leading seller of commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.
Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary, distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events, and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities, and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•our ability to attract, develop, and retain talent and maintain appropriate staffing levels;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and our ability to navigate the related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the success of our development and use of new technology and our ability to navigate the related risks;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to sustainability and other public policy matters;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•our ability to obtain capital when necessary to support our business, our financial condition, and potential growth;
•evaluations and ratings by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics, or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2025.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.